Nvest Cash Management Trust – Money Market Series
Nvest Tax Exempt Money Market Trust

Supplement dated October 9, 2000 to the Funds’
Statement of Additional Information dated September 1, 2000

Effective October 30, 2000, the Y Class of Nvest Cash Management Trust – Money Market Series will be liquidated, and therefore will no longer be available for purchase or exchange.

SP117-1000